ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:   NOVEMBER 1, 2000 - NOVEMBER 30, 2000
                     ------------------------------------

SETTLEMENT DATE:     15-DEC-00
                     --------------------

A.       SERIES INFORMATION:

         Advanta Equipment Leasing Receivables Series 2000-1 LLC
         SERIES 2000-1



I.       AGGREGATE CONTRACT PRINCIPAL BALANCE:

         (a.)  Beginning Aggregate Contract Principal Balance .............................................       $ 350,344,703.14
                                                                                                                  ----------------
         (b.)  Contract Principal Balance of all Collections allocable to
               Contracts ..................................................................................       $  12,489,156.33
                                                                                                                  ----------------
         (c.)  Contract Principal Balance of Charged-Off Contracts ........................................       $   1,371,321.49
                                                                                                                  ----------------
         (d.)  Ending Aggregate Contract Principal Balance of all Contracts as
               of this Settlement Date ....................................................................       $ 336,484,225.32
                                                                                                                  ----------------


               BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE
               FOR THIS RELATED COLLECTION PERIOD)

         (e.)  Class A Principal Balance as of this
               Settlement Date (Class A Note Factor)                0.7116942                                     $ 234,273,375.72
                                                                    ----------                                    ----------------
         (e1.) Ending Class A-1 Principal Balance                   0.4764949      $ 86,381,375.72
                                                                    ----------     ---------------
         (e2.) Ending Class A-2 Principal Balance                   1.0000000      $ 63,269,000.00
                                                                    ----------     ---------------
         (e3.) Ending Class A-3 Principal Balance                   1.0000000      $ 84,623,000.00
                                                                    ----------     ---------------
         (f.)  Ending Class B Principal Balance as of this
               Settlement Date (Class B Note Factor)                0.7116942                                     $  20,080,453.18
                                                                    ----------                                    ----------------
         (g.)  Ending Class C Principal Balance as of this
               Settlement Date (Class C Note Factor)                0.7116943                                     $  13,386,969.13
                                                                    ----------                                    ----------------
         (h.)  Ending Class D Principal Balance as of this
               Settlement Date (Class D Note Factor)                0.7116943                                      $  6,693,485.13
                                                                    ----------                                    ----------------
         (i.)  Ending Class E Principal Balance as of this
               Settlement Date (Class E Note Factor)                0.7155379                                     $  16,823,727.73
                                                                    ----------                                    ----------------
         (j.)  Ending Class F Principal Balance as of this
               Settlement Date (Class F Note Factor)                0.7155379                                     $  43,744,064.46
                                                                    ----------                                    ----------------



II.      COMPLIANCE RATIOS:

         (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts. .............................        $383,706,245.25
                                                                                                                   ---------------

         (b.)  CBR of Contracts 1 - 30 days delinquent ....................................................        $ 42,236,317.35
                                                                                                                   ---------------
         (c.)  % of Delinquent Contracts 1- 30 days as of the related
               Calculation Date ...........................................................................                  11.01%
                                                                                                                   ---------------

         (d.)  CBR of Contracts 31 - 60 days delinquent ...................................................        $ 14,713,705.88
                                                                                                                   ---------------
         (e.)  % of Delinquent Contracts 31- 60 days as of the related
               Calculation Date ...........................................................................                   3.83%
                                                                                                                   ---------------

         (f.)  CBR of Contracts 61 - 90 days delinquent ...................................................        $  7,416,080.17
                                                                                                                   ---------------
         (g.)  % of Delinquent Contracts 61- 90 days as of the related
               Calculation Date ...........................................................................                   1.93%
                                                                                                                   ---------------

         (h.)  CBR of Contracts > 91 days delinquent ......................................................        $  3,598,562.60
                                                                                                                   ---------------
         (i.)  % of Delinquent Contracts > 91 days as of the related
               Calculation Date ...........................................................................                   0.94%
                                                                                                                   ---------------

         (j1.) % of Delinquent Contracts 31 days or more as of the related
               Calculation Date ...........................................................................                   6.71%
                                                                                                                   ---------------
         (j2.) Month 2:                  Oct-00 ...........................................................                   6.45%
                                 ---------------                                                                   ---------------
         (j3.) Month 3:                  Sep-00 ...........................................................                   7.92%
                                 ---------------                                                                   ---------------
         (j4.) Three month rolling average % of Delinquent Contracts 31 days
              or more .....................................................................................                   7.03%
                                                                                                                   ---------------

         (k1.) Net Charge-Off % for the related Collection Period (annualized
               30/360) ....................................................................................                   3.31%
                                                                                                                   ---------------
         (k2.) Month 2:                  Oct-00 ...........................................................                   4.67%
                                 ---------------                                                                   ---------------
         (k3.) Month 3:                  Sep-00 ...........................................................                   7.99%
                                 ---------------                                                                   ---------------
         (k4.) Three month rolling average % for Defaulted Contracts ......................................                   5.32%
                                                                                                                   ---------------


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
         (l1.) Cumulative Net Loss Percentage .........................................................                     3.0298%
                                                                                                                  ----------------
         (l2.) Does the Cumulative Net Loss % exceed .................................................
         (l3.) The Loss Trigger Level % from Beginning Period to and including 12th Collection Period?
               Y or N .................................................................................                         NO
                                                                                                                  ----------------
         (l4.) The Loss Trigger Level % from 13th Collection Period to and including 24th Collection
               Period? Y or N .........................................................................                        N/A
                                                                                                                  ----------------
         (l5.) The Loss Trigger Level % from 25th Collection Period and thereafter?  Y or N ...........                        N/A
                                                                                                                  ----------------

         (m5.) Is there currently a Trigger Event which has not been cured for this payment date. Y or N                        NO
                                                                                                                  ----------------
         (m5.) Is there currently an Event of Default for this payment date. Y or N ....................                        NO
                                                                                                                  ----------------



III      FLOW OF FUNDS:

         (1.)  The amount on deposit in Available Funds ...............................................           $  15,589,467.23
                                                                                                                  ----------------
         (2.)  Amounts deposited, if any, by the Servicer to the Collection Account for contracts
               repurchased ............................................................................          $       41,218.96
                                                                                                                  ----------------
         (3.)  Total deposits in the Collection Account to be used as available funds on this Payment
               Date (1+2) .............................................................................           $  15,630,686.19
                                                                                                                  ----------------
         (4.)  Funds to the servicer, any Excluded Amounts-Residual Receipts ..........................           $     185,269.56
                                                                                                                  ----------------
         (a.)  To the Trustee, trustee fees and expenses subject to an annual limit ...................                         --
                                                                                                                  ----------------
         (b.)  To the Servicer, any unrecoverable servicer advances / initial unpaid balance amounts ..           $             --
                                                                                                                  ----------------
         (c.)  To the Servicer, the servicing fee then due and miscellaneous amounts, if any ..........           $     291,953.92
                                                                                                                  ----------------


               TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
         (d.)  To Class A, the total Class A Note Interest for the related
               interest accrual period ........................................................                      $1,453,113.37
                                                                                                                     -------------
                                 Interest on Class A-1 Notes ..................................   $ 548,405.12
                                                                                                  ------------
                                 Interest on Class A-2 Notes ..................................   $ 382,513.83
                                                                                                  ------------
                                 Interest on Class A-3 Notes ..................................   $ 522,194.43
                                                                                                  ------------
         (e.)  Interest on Class B Notes for the related interest accrual period ..............                      $  131,815.04
                                                                                                                     -------------
         (f.)  Interest on Class C Notes for the related interest accrual period ..............                      $   89,329.69
                                                                                                                     -------------
         (g.)  Interest on Class D Notes for the related interest accrual period ..............                      $   46,581.61
                                                                                                                     -------------


               CLASS E INTEREST:
         (h1.) If Class E Noteholder is not Originator, then Interest on
               Class E Notes for the related interest accrual period or
               otherwise $0 ...................................................................                                 --
                                                                                                                     -------------

         (h2.) If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the
               Class A, Class B, Class C and Class D notes or otherwise $0 ....................                      $  149,622.08
                                                                                                                     -------------



               TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

         (i1.) Class A percentage ........................................................      0.69999903
                                                                                            --------------
         (i2.) To Class A, amount from reserve account, if any ...........................              --
                                                                                            --------------
         (i3.) To Class A, the Class A overdue principal, if any .........................              --
                                                                                            --------------
         (i4.) To Class A, the Class A monthly principal payment amount ..................  $ 9,702,321.02
                                                                                            --------------
         (i5.) To Class A, the additional principal, if any, allocable from
               Class E interest amount ...................................................    $ 127,726.36
                                                                                            --------------
         (i6.) To Class A, the additional principal, if any, allocable from
               Class F floor amount ......................................................              --
                                                                                            --------------
         (i7.) Total principal payment to Class A  (i2-i6) ...............................  $ 9,830,048.08
                                                                                            --------------
         (i8.)                Principal payment to Class A-1 Noteholders ..........................................  $ 9,830,048.08
                                                                                                                     --------------
         (i9.)                Principal payment to Class A-2 Noteholders ..........................................              --
                                                                                                                     --------------
         (i10.)               Principal payment to Class A-3 Noteholders ..........................................              --
                                                                                                                     --------------
         (j1.) Class B percentage ........................................................     0.059999551
                                                                                            --------------
         (j2.) To Class B, amount from reserve account, if any ...........................              --
                                                                                            --------------
         (j3.) To Class B, the Class B overdue principal, if any .........................              --
                                                                                            --------------
         (j4.) To Class B, the Class B monthly principal payment amount ..................    $ 831,622.45
                                                                                            --------------
         (j5.) To Class B, the additional principal, if any, allocable from
               Class E interest amount ...................................................     $ 10,947.91
                                                                                            --------------
         (j6.) To Class B, the additional principal, if any, allocable from
               Class F floor amount ......................................................              --
                                                                                            --------------
         (j7.) Total principal payment to Class B Noteholders (j2-j6) .............................................  $   842,570.42
                                                                                                                     --------------

         (k1.) Class C percentage ........................................................     0.039999701
                                                                                            --------------
         (j2.) To Class C, amount from reserve account, if any ...........................              --
                                                                                            --------------
         (k3.) To Class C, the Class C overdue principal, if any .........................              --
                                                                                            --------------
         (k4.) To Class C, the Class C monthly principal payment amount ..................    $ 554,414.97
                                                                                            --------------
         (k5.) To Class C, the additional principal, if any, allocable from
               Class E interest amount ...................................................      $ 7,298.61
                                                                                            --------------
         (k6.) To Class C, the additional principal, if any, allocable from
               Class F floor amount ......................................................              --
                                                                                            --------------



                                  Page 2 of 4
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
         (k7.) Total principal payment to Class C Noteholders (k2-k6) ...........................                    $  561,713.57
                                                                                                                     -------------

         (l1.) Class D percentage ...............................................................     0.01999985
                                                                                                    ------------
         (l2.) To Class D, amount from reserve account, if any ..................................             --
                                                                                                    ------------
         (l3.) To Class D, the Class D overdue principal, if any ................................             --
                                                                                                    ------------
         (l4.) To Class D, the Class D monthly principal payment amount .........................   $ 277,207.48
                                                                                                    ------------
         (l5.) To Class D, the additional principal, if any, allocable from Class E
               interest amount* .................................................................   $   3,472.42
                                                                                                    ------------
         (l6.) To Class D, the additional principal, if any, allocable from Class F floor
               amount ...........................................................................             --
                                                                                                    ------------
         (l7.) Total principal payment to Class D Noteholders (l2-l6) ...........................                    $  280,679.90
                                                                                                                     -------------
               *additional Class D principal allocable from Class E interest adjusted for prior period
         (m1.) Class E percentage ...............................................................    0.049998563
                                                                                                    ------------
         (m2.) To Class E, amount from reserve account, if any ..................................   $        --
                                                                                                    ------------
         (m3.) To Class E, the Class E overdue principal, if any ................................             --
                                                                                                    ------------
         (m4.) To Class E, the Class E monthly principal payment amount .........................   $ 693,003.97
                                                                                                    ------------
         (m5.) To Class E, the additional principal, if any, allocable from Class F floor amount              --
                                                                                                    ------------
         (m6.) Total principal payment to Class E Noteholders (m2-m5) ...........................                    $  693,003.97
                                                                                                                     -------------

               TO THE RESERVE ACCOUNT:
         (4.)  The amount, if any, needed to maintain the amount in the reserve account at the
                required reserve amount .........................................................                    $          --
                                                                                                                     -------------



               CLASS F PAYMENTS:
         (n1.) Sub-Total of funds disbursed through the Reserve Account .........................   $ 14,406,079.14
                                                                                                    ---------------
         (n2.) Funds available to be paid to Class F ............................................   $  1,224,607.05
                                                                                                    ---------------

         (n3.) Class F percentage ...............................................................       0.130003314
                                                                                                    ---------------
         (n4.) Class F floor amount .............................................................   $  9,405,070.31
                                                                                                    ---------------
         (n5.) Class F principal balance before payment of principal on this payment date .......   $ 45,545,972.51
                                                                                                    ---------------

         (n6.) If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
         (n7.) If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the
               Class F principal balance has been reduced to the Class F floor amount  and (b)
               funds available ..................................................................                    $1,224,607.05
                                                                                                                     -------------


         (n8.) If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 .....................................................................
                                                                                                                     -------------

               TO THE TRUSTEE:
         (7.)  To the Trustee, any fees and expenses not previously paid subject to a limit .....
                                                                                                                     -------------

               TO THE ISSUERS:
         (8.)  To the issuers, as owner of the pledged assets, any remaining available funds on
               deposit in the collection account after all payments are made above ..............                    $          --
                                                                                                                     -------------




IV. SERVICER ADVANCES

         (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection Period ...........           $3,756,039.37
                                                                                                                     -------------
         (b.)  Servicer Advances reimbursed during the Collection Period .................................           $   36,904.67
                                                                                                                     -------------
         (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
               Settlement Date ...........................................................................           $          --
                                                                                                                     -------------
         (d.)  Servicer Advances made during the related Collection Period ...............................           $  315,810.86
                                                                                                                     -------------
         (e.)  Aggregate amount of Servicer Advances at the end of the Collection
               Period ....................................................................................           $4,034,945.56
                                                                                                                     -------------
         (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
               were not made .............................................................................                      --
                                                                                                                     -------------


V. RESERVE ACCOUNT
         (a.)  Amount on deposit at the beginning of the related Collection Period .......................           $4,702,535.15
                                                                                                                     -------------
         (b.)  Reserve Account initial deposit ...........................................................
                                                                                                                     -------------
         (c.)  Amount of interest earnings reinvested for the related Monthly Period .....................           $          --
                                                                                                                     -------------
         (d.)  Amounts used to cover shortfalls, if any,  for the related Collection Period ..............
                                                                                                                     -------------
         (e.)  Amounts used as required in a Trigger Event, if any,  for the related Collection Period ...           $          --
                                                                                                                     -------------
         (f.)  Amounts transferred in from the Collection Account, if applicable (line 4) ................           $          --
                                                                                                                     -------------
         (g.)  Interest earnings for the related Monthly Period ..........................................           $   24,351.52
                                                                                                                     -------------
         (h.)  Interest earnings withdrawn and included as Available Funds for the related Monthly Period            $   24,351.52
                                                                                                                     -------------

         (i.)  Amount on deposit at the end of the related Collection Period .............................       $4,702,535.15
                                                                                                                 -------------

         (j.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
               as of the related Collection period? Y or N ...............................................                   Y
                                                                                                                 -------------

VI. ADVANCE PAYMENTS

         (a.)  Beginning aggregate Advance Payments ......................................................       $3,310,908.93
                                                                                                                 -------------
         (b.)  Add:  Amount of Advance Payments collected during the related Collection Period ...........       $2,040,142.38
                                                                                                                 -------------
         (c.)  Add:  Investment earnings for the related Collection Period ...............................       $          --
                                                                                                                 -------------
         (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account ..............       $2,544,395.93
                                                                                                                 -------------
         (e.)  Ending aggregate Advance Payments .........................................................       $2,806,655.38
                                                                                                                 -------------






         ADVANTA BANK CORP., AS SERVICER

         BY:     /s/ KIRK WEILER

         TITLE:  V.P. Finance/Treasurer
                 -----------------------------

         DATE:   12/12/00
                 -----------------------------


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